UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2024

Blackstone Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33551 (Commission File Number)	20-8875684 (I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)
(212)
583-5000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following
provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.
Segment Organizational Updates
As previously disclosed, effective the quarter ended June 30, 2024, Blackstone Inc. (“Blackstone”) made the following segment organizational updates:

•	Blackstone’s GP stakes business (“GP Stakes”) is now included in Blackstone’s Private Equity segment.
•	Blackstone’s platform managed by Harvest Fund Advisors LLC (“Harvest”) is now included in Blackstone’s Multi-Asset Investing segment (formerly Hedge Fund Solutions).
Prior to these updates, GP Stakes and Harvest were included in Blackstone’s Multi-Asset Investing and Credit & Insurance segments, respectively.
Blackstone is filing this Current Report on
Form 8-K
to update certain information and the operating results for all periods covered in its Annual Report on
Form 10-K
for the year ended December 31, 2023 (as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2024) (“Blackstone’s
10-K”),
and its Quarterly Report on
Form 10-Q
for the quarter ended March 31, 2024 (as filed with the SEC on May 3, 2024) (“Blackstone’s
10-Q”),
to retrospectively recast its historical segment reporting financial information to reflect these changes. Specific information subject to this update is as follows:

•	Consent of Deloitte & Touche LLP, Blackstone’s Independent Registered Public Accounting Firm included in Exhibit 23.1 to this report.
•
Part I. Item 1. Business, Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II. Item 8. Financial Statements and Supplemental Data of Blackstone’s
10-K,
included in Exhibit 99.1 to this report and incorporated herein by reference.

•
Part I. Item 1. Financial Statements and Part I. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Blackstone’s
10-Q,
included in Exhibit 99.2 to this report and incorporated herein by reference.

This Current Report on
Form 8-K
does not otherwise reclassify or restate Blackstone’s previously reported consolidated financial statements for any period and does not reflect events occurring after the respective filing dates of
Blackstone’s 10-K
and
Blackstone’s 10-Q
other than to identify the current names and compositions of Blackstone’s existing segments, businesses and platforms. The information in this
Form 8-K,
including Exhibits 99.1 and 99.2, should be read in conjunction with
Blackstone’s 10-K
and
Blackstone’s 10-Q.
Forward-Looking Statements
Exhibits 99.1 and 99.2 attached hereto may contain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which reflected our views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in Blackstone’s
10-K,
as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in Exhibits 99.1 and 99.2 and in our other periodic filings. The forward-looking statements speak only as of the respective filing dates of Blackstone’s
10-K
and Blackstone’s
10-Q,
as applicable, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description

23.1*	Consent of Deloitte & Touche LLP.

99.1*
Part I. Item 1. Business, Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II. Item 8. Financial Statements and Supplemental Data of Blackstone’s Annual Report on Form 10-K for the year ended December 31, 2023.

99.2*
Part I. Item 1. Financial Statements and Part I. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Blackstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

101.INS*	Inline XBRL Instance Document.

101.SCH*	Inline XBRL Taxonomy Extension Schema Document.

101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report
to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 22, 2024

Blackstone Inc.

By:	/s/ Michael S. Chae

Name:	Michael S. Chae
Title:	Chief Financial Officer

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